EX.99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officer of the Buffalo Small Cap Fund, Inc. (the "Fund"), does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Fund for the period ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund for the stated period.


/s/ Kent W. Gasaway
-----------------------------------------------------
Kent W. Gasaway
President and Treasurer, Buffalo Small Cap Fund, Inc.

Dated: 12/06/2007


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Buffalo Small Cap Fund, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.